Exhibit 10.51
                          PLEDGE AND SECURITY AGREEMENT
                              AND IRREVOCABLE PROXY
                                      (SEI)

         THIS PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY is made and entered into as of the 7th day of May, 1997, by SOUTHHAMPTON ENTERPRISES INC., a Texas corporation (hereinafter called "Pledgor"), whose chief executive office is located at 9211 Diplomacy Row, Dallas, Texas 75247 in favor of THOMAS E. DOOLEY, JR., as agent for Sellers (defined below), and his heirs, personal representatives, successors and assigns (hereinafter called "Secured Party"), whose address is 12401 East Saddle Horn Drive, Scottsdale, Arizona 85259.

1.       RECITALS

         1.1 The  parties  identified  on  Schedule  1 hereto  (the  "Sellers"),
Southhampton Enterprises Corp., a British Columbia corporation ("SEC") and Pledgor have entered into a Stock Purchase Agreement dated April 21, 1997 (the "Stock Purchase Agreement"), which provides for the purchase by Pledgor from Sellers of all of the issued and outstanding common stock of The Antigua Group, Inc., a Nevada corporation (hereinafter called "Antigua").

         1.2 Secured Party has agreed to make certain financial accommodations to SEC in connection with the Stock Purchase Agreement, provided that Secured Party receives, among other things, a pledge and security interest in all stock and securities issued by Antigua now owned or hereafter acquired by Pledgor.

         1.3 Imperial Bank, a California banking corporation ("Imperial") has agreed to provide certain financing to Antigua according to the terms of a Credit Agreement, of even date herewith, by and among Imperial, SEC, Pledgor and Antigua. In connection therewith and as a condition of that financing, Pledgor has executed and delivered to Imperial a Pledge and Irrevocable Proxy Security Agreement, of even date herewith, granting to Imperial a pledge and security interest in, among other things, all stock and securities issued by Antigua owned or acquired by Pledgor (the "Imperial Pledge Agreement").

         1.4 The Cruttenden Roth Bridge Fund, L.L.C, a California limited liability company ("Cruttenden") has also agreed to provide certain financing to Antigua according to the terms of a Securities Purchase Agreement, of even date herewith, by and among Cruttenden, SEC, Pledgor and Antigua. In connection therewith and as a condition of that financing, Pledgor has executed and delivered to Cruttenden a Security and Pledge Agreement, of even date herewith, granting to Cruttenden a pledge and security interest in, among other things, all stock and securities issued by Antigua owned or acquired by Pledgor (the "Cruttenden Pledge Agreement").

         1.5 Pledgor, as of the date of this Agreement, is the owner of the shares of the common stock of Antigua listed on Exhibit A attached hereto.

2.       PLEDGE OF STOCK

         2.1 Pledgor hereby assigns, transfers, pledges and delivers to Secured Party and grants Secured Party a security interest in all issued and outstanding stock in Antigua now owned or hereafter acquired by Pledgor, including without limitation the stock described on Exhibit "A" hereto, together with all earnings thereon, all additions thereto, all proceeds thereof from sale or otherwise, all substitutions therefor, and all securities issued with respect thereto as a result of any stock dividend, stock split, warrants or other rights, reclassification, readjustment or other change in the capital structure of Antigua, and the securities of any corporation or other properties received upon the conversion or exchange thereof pursuant to any merger, consolidation, reorganization, sale of assets or other agreement or received upon any liquidation of Antigua or such other corporation (all hereinafter called the "Pledged Securities"), subject, however, to the prior and superior pledge and security interests of Imperial and Cruttenden under the Imperial Pledge Agreement and the Cruttenden Pledge Agreement, respectively.

         2.2 In connection with the execution of this Agreement, Pledgor shall irrevocably direct Imperial or Cruttenden, as the case may be, to deliver the Pledged Securities, together with all stock transfer powers executed by Pledgor and delivered to Imperial or Cruttenden, as the case may be, to Secured Party at c/o Quarles & Brady, One East Camelback Road, Suite 400, Phoenix, Arizona 85012-1649, Attention: P. Robert Moya, Esq., or at such other address as Secured Party may from time to time designate to Imperial or Cruttenden, as the case may be, in writing, at such time as all of the obligations secured by the Imperial Pledge Agreement and the Cruttenden Pledge Agreement have been satisfied or Pledgor is otherwise entitled to the release of the Pledged Securities from any interest under the Imperial Pledge Agreement and the Cruttenden Pledge Agreement. In addition, Pledgor shall cause the following legend to be added to all certificates evidencing the Pledged Securities:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE, AND THE RIGHTS OF THE OWNER THEREOF, ARE SUBJECT TO CERTAIN PLEDGES AND SECURITY INTERESTS IN FAVOR OF IMPERIAL BANK, THE CRUTTENDEN ROTH BRIDGE FUND, LLC, AND THOMAS E. DOOLEY, JR., AS AGENT, THE PRIORITIES OF WHICH ARE SET FORTH IN AN INTERCREDITOR AGREEMENT AMONG SUCH PARTIES DATED MAY 7, 1997.

         2.3 Upon termination of the Imperial Pledge Agreement and the Cruttenden Pledge Agreement, Pledgor shall deliver to Secured Party all then existing certificates for the Pledged Securities, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank, with signatures guaranteed as required by the transfer agent for the Pledged Securities. Immediately upon receipt, Pledgor shall deliver to Secured Party all certificates and other evidences of the Pledged Securities that come into the possession, custody or control of Pledgor after termination of the Imperial Pledge Agreement and the Cruttenden Pledge Agreement, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank, with signatures guaranteed as required by the transfer agent for the Pledged Securities, and any other property constituting part of the Pledged Securities, free and clear of any prior lien, claim, charge or encumbrance.

         2.4 Secured Party may receive, hold and/or dispose of the Pledged Securities subject and pursuant to all the terms, conditions and provisions hereof until the Obligation (defined below) has been discharged in full. Secured Party shall be under no duty to exercise, or to withhold the exercise of, any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be responsible for any failure to do so or delay in so doing.

3.       OBLIGATION SECURED

         3.1 This Agreement shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $5,198,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note of even date herewith, made by SEC, payable to the order of Secured Party, and
         all  extensions,   modifications,   renewals  or  replacements  thereof
         (hereinafter called the "Three Year Note");
                                       -2-
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                  (b) Payment of the sum of $325,000.00  with interest  thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note of even date herewith, made by SEC, payable to the order of Secured Party, and
         all  extensions,   modifications,   renewals  or  replacements  thereof
         (hereinafter called the "Two Year Note");

                  (c) Payment of the sum of $855,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note of even date herewith, made by SEC, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Profit Note");

                  (d) Payment, performance and observance by SEC, Pledgor and/or Antigua of each covenant, condition and provision contained in any other security agreement or pledge agreement of even date herewith securing payment of the Note (defined below) or in any other document or instrument evidencing, securing or executed and delivered in connection with the indebtedness evidenced by the Note, and which specifically refers to the Note, and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder; and

                  (e) Payment, performance and observance by Pledgor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Pledged Securities or any part thereof;

         3.2 The Three Year Note, the Two Year Note and the Profit Note are herein severally and collectively called the "Note". All the indebtedness and obligations secured by this Agreement are hereafter collectively called the "Obligation."

4.       REPRESENTATIONS AND WARRANTIES OF PLEDGOR

         Pledgor hereby represents and warrants that:

         4.1 Pledgor (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its business as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Agreement. The execution, delivery and performance by Pledgor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions of, nor constitute a default under, any agreement or instrument under which Pledgor is a party or is obligated. Pledgor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         4.2 The address of Pledgor set forth at the beginning of this Agreement is the chief executive office of Pledgor.

         4.3 The Pledged Securities are and shall be duly and validly issued and pledged in accordance with applicable law, and this Agreement shall not contravene any law, agreement or commitment binding Pledgor or Antigua, and Pledgor shall defend the right, title, lien and security interest of Secured Party in and to the Pledged Securities against the claims and demands of all persons and other entities whatsoever, subject only to the interest of Imperial and Cruttenden under the Imperial Pledge Agreement and the Cruttenden Pledge Agreement.

         4.4 Pledgor has the right, power and authority to convey good and marketable title to the Pledged Securities; and the Pledged Securities and the proceeds thereof are and shall be free and clear of all claims, mortgages, pledges, liens, encumbrances and security interest of every nature whatsoever, except the interest of Imperial and Cruttenden under the Imperial Pledge Agreement and the Cruttenden Pledge Agreement, respectively.

5.       IRREVOCABLE PROXY

         5.1 Pledgor irrevocably constitutes and appoints Secured Party, whether or not the Pledged Securities have been transferred into the name of Secured Party or its nominee, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same, in the sole discretion of Secured Party:

                  (a) To call a meeting of the stockholders of Antigua and to vote the Pledged Securities, to seek the consent of such stockholders, to remove the directors of Antigua, or any of them, and to elect new directors of Antigua, who thereafter shall manage the affairs of Antigua, operate its properties and carry on its business, and otherwise take any action with respect to the business, properties and affairs of Antigua that such new directors shall deem necessary or appropriate, including, but not limited to, the maintenance, repair, renewal or alteration of any or all of the properties of Antigua, the leasing, subleasing, sale or other disposition of any or all of such properties, the borrowing of money on the credit of Antigua (whether from Secured Party or others) that in the judgment of such new directors shall be necessary to preserve any of such properties or to discharge the obligations of Antigua, and the employment of any or all agents, attorneys, counsel, or other employees as deemed by such new directors to be necessary for the proper operation or conduct of the business, properties and affairs of Antigua;

                  (b) To consent to any and all actions by or with respect to Antigua for which consent of the stockholders of Antigua is or may be necessary or appropriate; and

                  (c) Without limitation, to do all things that Pledgor can do or could do as stockholder of Antigua, giving Secured Party full power of substitution and revocation;

provided, however, that the foregoing irrevocable proxy (i) shall not be exercisable by Secured Party until termination of the Imperial Pledge Agreement and the Cruttenden Pledge Agreement, (ii) after termination of the Imperial Pledge Agreement and the Cruttenden Pledge Agreement, shall not be exercisable by Secured Party, and Pledgor alone shall have the foregoing powers, so long as there is no Event of Default hereunder, and (iii) shall terminate at such time as this Agreement is no longer in full force and effect. The foregoing proxy is coupled with an interest sufficient in law to support an irrevocable power and shall be irrevocable and shall survive the death or incapacity of Pledgor. Pledgor hereby revokes any proxy or proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation hereof until such time as this Agreement is no longer in full force and effect.

6.       COVENANTS OF PLEDGOR

         6.1 Pledgor shall not sell, transfer, assign or otherwise dispose of any of the Pledged Securities or any interest therein without obtaining the prior written consent of Secured Party and shall keep the Pledged Securities free of all security interests or other encumbrances except the lien and security interests granted herein and the interest of Imperial under the Imperial Pledge Agreement, and the interest of Cruttenden under the Cruttenden Pledge Agreement.

         6.2 Pledgor shall pay when due all taxes, assessments, expenses and other charges which may be levied or assessed against the Pledged Securities.

         6.3 Pledgor, without the prior written consent of Secured Party, shall not authorize or permit Antigua to: (i) issue any additional shares of any class of capital stock of Antigua; (ii) issue any securities convertible into or exchangeable for shares of capital stock of Antigua; (iii) issue any warrants, options, contracts or other commitments entitling any person or entity to purchase or otherwise acquire shares of capital stock of Antigua; or (iv) reorganize or liquidate, merge or consolidate with any other entity, make any other change in its capital structure, or sell substantially all of its assets.

         6.4 Pledgor shall give Secured Party immediate written notice of any change in Pledgor's name as set forth above and of any change in the location of Pledgor's chief executive office.

         6.5 Pledgor, at its cost and expense, shall protect and defend the Pledged Securities, this Agreement and all of the rights of Secured Party hereunder against all claims and demands of other parties. Pledgor shall pay all claims and charges that in the reasonable judgment of Secured Party might prejudice, imperil or otherwise affect the Pledged Securities. Pledgor shall promptly notify Secured Party of any levy, distraint or other seizure, by legal process or otherwise, of all or any part of the Pledged Securities and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         6.6 If Pledgor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Pledged Securities free from other security interests, encumbrances or claims, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same or to so perform.

         6.7 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured hereby, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Pledgor to Secured Party immediately without demand.

         6.8  Secured  Party  shall  use  such   reasonable  care  in  handling,
preserving and protecting the Pledged Securities in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Pledged Securities unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance. Secured Party shall not be required to take any steps necessary to preserve any rights in the Pledged Securities against prior parties or to protect, perfect, preserve or maintain any security interest given to secure the Pledged Securities.
                                       -5-
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         6.9 Immediately upon demand by Secured Party, Pledgor shall execute and deliver to Secured Party such other and additional applications, acceptances, stock powers, authorizations, irrevocable proxies, dividend and other orders, chattel paper, instruments or other evidences of payment and such other documents as Secured Party may reasonably request to secure to Secured Party the rights, powers and authorities intended to be conferred upon Secured Party by this Agreement. All assignments and endorsements by Pledgor shall be in such form and substance as may be satisfactory to Secured Party.

7.       EVENTS OF DEFAULT; REMEDIES

         7.1 "Event of Default" hereunder shall mean any "Event of Default" as defined in the Note.

         7.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

                  (a)  Declare  all  or  any  part  of  the   Obligation  to  be
         immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law;

                  (b) Transfer the Pledged Securities or any part thereof into its own name or that of its nominee so that Secured Party or its nominee may appear of record as the sole owner thereof;

                  (c) Exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges or options pertaining to any of the Pledged Securities including, but not limited to, the right to exchange, at its discretion, any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of Antigua or upon the exercise by Pledgor or Secured Party of any right, privilege or option pertaining to any of the shares of the Pledged Securities, and in connection therewith to deposit and deliver such shares of Pledged Securities with any committee, depository, transfer agent, registrar or any other agency upon such terms as Secured Party may determine without liability except to account for the property actually received by it;

                  (d) Receive and retain any dividend or other distribution on account of the Pledged Securities; and

                  (e) Sell any or all of the Pledged Securities in accordance with the provisions hereof;

but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. Pledgor waives all rights to be advised or to receive any notices, statements or communications received by Secured Party or its nominee as the record owner of all or any of the Pledged Securities. Any cash received and retained by Secured Party as additional collateral hereunder may be applied to payment in the manner provided in Subparagraph below.

         7.3 In connection with Secured Party's right to sell any or all of the Pledged Securities, upon the occurrence of any Event of Default and at any time while such Event of Default is continuing:

                  (a) (i) Secured Party shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any part of the Pledged Securities in one or more units, at the same or different times, and all right, title and interest, claim and demand therein, and right of redemption thereof, at private sale, or at public sale to the highest bidder for cash, upon credit or for future delivery, Pledgor hereby waiving and releasing to the fullest extent permitted by law any and all equity or right of redemption. If any of the Pledged Securities are sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to purchase or pay for same, and, in the event of any such failure, Secured Party may resell such Pledged Securities. In no event shall Pledgor be credited with any part of the proceeds of the sale of any Pledged Securities until cash payment thereof has actually been received by Secured Party.

                           (ii) No demand, advertisement or notice, all of which
                  are hereby expressly waived, shall be required in connection with any sale or other disposition of all or any part of the Pledged Securities that threatens to decline speedily in value or that is of a type customarily sold on a recognized market; otherwise Secured Party shall give Pledgor at least five (5) days' prior notice of the time and place of any public sale or of the time after which any private sale or other dispositions are to be made, which Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. Upon any sale, whether under this Agreement or by virtue of judicial proceedings, Secured Party may bid for and purchase any or all of the Pledged Securities and, upon compliance with the terms of the sale, may hold, retain, possess and dispose of such items in its own absolute right without further accountability, and as purchaser at such sale, in paying the purchase price, may turn in any note or notes held by Secured Party in lieu of cash up to the amount that would, upon distribution of the net proceeds of such sale in accordance with Subparagraph hereof, be payable to Secured Party. In case the amount so payable thereon shall be less than the amount due thereon, the note or notes turned in (in lieu of cash) shall be returned to the holder thereof after being properly stamped to show the partial payment effected by such purchase.

                  (b) Pledgor recognizes that Secured Party may be unable to effect a sale to the public of all or a part of the Pledged Securities by reason of prohibitions contained in applicable securities laws, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that sales so made may be at prices and other terms less favorable to the seller than if such Pledged Securities were sold to the public, and that Secured Party has no obligation to delay sale of any such Pledged Securities for the period of time necessary to permit the issuer of such Pledged Securities to register the same for sale to the public under the applicable securities laws. Pledgor agrees that negotiated sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (c) In all sales of Pledged Securities, public or private, Secured Party shall apply the proceeds of sale as follows:

                           (i) First,  to the payment of all costs and  expenses
                  incurred hereunder or for the sale, transfer, or delivery, including broker's and attorneys' fees;

                           (ii)     Next to the payment of the Obligation; and

                           (iii) The balance, if any, to Pledgor or to the person or persons entitled thereto upon proper demand.

         7.4 Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities and any instruments, documents and statements that Pledgor is obligated to furnish or execute hereunder. Pledgor shall execute and deliver such additional documents as may be necessary to enable Secured Party to implement such right.

         7.5 Pledgor shall pay all costs and expenses, including without limitation court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         7.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

         7.7 The exercise by the Secured Party of its rights and remedies upon the occurrence of an Event of Default shall be subject to the rights of Imperial and Cruttenden under the Imperial Pledge Agreement and the Cruttenden Pledge Agreement, respectively.

8.       MISCELLANEOUS PROVISIONS

         8.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the right and interest granted herein; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         8.2 Without notice or demand, without the necessity for any additional endorsements, without affecting the obligations of Pledgor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the rights and interests granted herein, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Pledged Securities from this Agreement.

         8.3 Pledgor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof;
(iii) the benefits of any legal or equitable doctrine or principle of marshalling; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         8.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the internal laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         8.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Pledgor and Secured Party.

         8.6 This Agreement shall remain in full force and effect until all of the Obligation shall have been paid and performed in full.

         8.7 No setoff or claim that Pledgor now has or may in the future have against Secured Party shall relieve Pledgor from paying or performing its obligations hereunder.

         8.8 Time is of the essence hereof. If more than one Pledgor is named herein, the word Pledgor shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of the note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         8.9 All notices required or permitted to be given hereunder shall be in writing and shall be given at the place and in the manner provided in the Stock Purchase Agreement.

         8.10 All exhibits and schedules attached to this Agreement are incorporated herein at each reference thereto.

         8.11 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         8.12 Secured Party may bring any action or proceeding to enforce or arising out of this Agreement in any court of competent jurisdiction. Any action or proceeding brought by Debtor arising out of this Agreement shall be brought solely in a court of competent jurisdiction located in the County of Maricopa, State of Arizona, or in the United States District Court for the District of Arizona. Pledgor waives any objection which it may now or hereafter have to venue of any such action or proceeding and waives any right to seek removal of any action or proceeding commenced in accordance herewith. If either party commences any action or proceeding arising out of this Agreement, in a court located in the County of Maricopa, State of Arizona, or the United States District Court for the District of Arizona, the other party hereby agrees that it will submit and does hereby irrevocably submit to the personal jurisdiction of such courts and will not attempt to have such action dismissed, abated, or transferred on the ground of forum non convenience or similar grounds; provided, however, that nothing contained herein shall prohibit any party from seeking, by appropriate motion, to remove any action brought in a Arizona state court to the United States District Court for the District of Arizona. If such action is so removed, however, neither party shall seek to transfer such action to any other district, nor shall either party seek to transfer to any other district any action which the other party originally commences in such federal court.

         8.13 Pledgor agrees that a summons and complaint or equivalent documents commencing an action or proceeding in any court shall be validly and properly served and shall confer personal jurisdiction over Pledgor if served upon Bonn, Luscher, Padden & Wilkins, 805 North Second Street, Phoenix, Arizona 85004, Attention: John M. Welch, Esq., whom Pledgor hereby designates and appoints as Pledgor's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in such action or proceeding in any such court. Pledgor shall be sent, by certified mail to Pledgor's notice address as provided herein, a copy of such summons and complaint at the time of service upon such agent; provided, however, that any such copy shall be sent solely as a courtesy for Pledgor and its failure to receive such copy shall in no way affect the validity and propriety of the service made on Pledgor through such agent. Pledgor agrees that if it desires to make any change in its agent for service, such change shall be subject to Secured Party's written approval, which approval shall not be unreasonably withheld.

         PLEDGOR AND SECURED PARTY HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE PLEDGED SECURITIES, OR ANY DEALINGS BETWEEN PLEDGOR AND SECURED PARTY IN CONNECTION WITH THE TRANSACTIONS THAT ARE THE SUBJECT OF THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION SHALL APPLY TO ANY SUCH ACTION OR PROCEEDING, WHETHER INVOLVING A CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED IN CONTRACT, TORT OR OTHERWISE. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

9.       NON-PLEDGOR BORROWER PROVISIONS

         9.1 All advances of principal under the Note shall be made to SEC subject to and in accordance with the terms thereof. It is not necessary for Secured Party to inquire into the powers of SEC or the officers, directors, partners or agents acting or purporting to act on its behalf. Pledgor is and shall continue to be fully informed as to all aspects of the business affairs of SEC that it deems relevant to the risks it is assuming and hereby waives and fully discharges Secured Party from any and all obligations to communicate to Pledgor any facts of any nature whatsoever regarding SEC and SEC's business affairs.

         9.2 Pledgor authorizes Secured Party, without notice or demand, without affecting the obligations of Pledgor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the lien created hereby, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Pledgor waives and agrees not to assert: (i) any right to require Secured Party to proceed against SEC; (ii) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of A.R.S ss.12-1641, et seq., and Rule 17(f) of the Arizona Rules of Civil Procedure; and (iii) any defense arising by reason of any disability or other defense of SEC or by reason of the cessation from any cause whatsoever of the liability of SEC. Pledgor shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has, or may hereafter have, against SEC.

         9.3 Nothing contained herein shall affect or limit the right of Secured Party to proceed against any person or entity, including Pledgor or any partner in Pledgor, with respect to the enforcement of any guarantee or other similar rights.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                    SOUTHHAMPTON ENTERPRISES INC., a Texas
                                    corporation


                                    By /s/ L. Steven Haynes
                                      Its Secretary
                                                                         PLEDGOR

                                   SCHEDULE 1

Sellers
-------

         Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley

         Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88

         E. Louis Werner, Jr. Trustee, E. Louis Werner, Jr. Revocable Intervivos Trust dated December 31, 1982

         Bobbi D. Hunter, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989

                                   Exhibit "A"

         2,074,600 shares of common stock in The Antigua Group, Inc., a Nevada corporation
                                   Page 1 of 1